HIT Impact Report: 25 Years of Stewardship

AFL-CIO Housing Investment Trust (HIT) CEO Steve Coyle announced that he will be retiring this year once a successor is chosen.

“It has been my great privilege to serve as the HIT's Chief Executive Officer,” said Mr. Coyle. “HIT's investments have enhanced the quality of life for countless families and communities across our great nation. We have helped provide safe, affordable housing that is reviving neighborhoods and communities.”

The HIT's 2017 Impact Report highlights the milestones that were achieved during 25 years of impact investing under his direction.

During that period, the HIT was able to put 421 projects under agreement, create over 65,000 on-site union construction jobs, and produce 94,000 housing units. The estimated economic impacts were consequential: $15 billion in total development investment and over $22 billion in total economic impact. The HIT ended 1992 with $660 million in assets. By 1996 it had $1.4 billion in assets, rising to $2.8 billion in 2001 and $4.3 billion by 2011. At the end of 2017, it stood at $6.2 billion in net assets.

The HIT's predecessor, the Mortgage Investment Trust, was created in 1965, fulfilling the visions of AFL-CIO President George Meany and Dr. Martin Luther King that labor's capital would be invested strategically to bring about social change, building quality affordable housing and creating family-supporting jobs.

In 1992, Steve Coyle joined the HIT as its third Chief Executive Officer. With a background in public housing, finance, law, and urban redevelopment and design, Steve brought a unique set of skills to the HIT. For the next 25 years, Steve would operate the HIT based on a straightforward approach: the HIT would seek to provide competitive returns for its investors by investing primarily in mortgage-backed securities backed by public sector guarantees. Additionally, through its investments it would seek to create union construction jobs and housing that would be affordable to low- and moderate-income families.

“The HIT has become one of the most significant Impact Investing groups in the country. It plays an important role in helping to rebuild America's communities,” said Steve Coyle. “The most critical role we play is that of committed partner to those at the grassroots level who want to make a difference in their communities.”

To read the AFL-CIO Housing Investment Trust's full 2017 Impact Report download the PDF here.

All impact numbers in this report including jobs, wages & benefits, and other economic impacts are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model based on HIT project data and secondary source materials. Impacts include projects financed by HIT subsidiary Building America CDE, Inc. and are in 2016 dollars.

Investors should consider the AFL-CIO Housing Investment Trust’s (“HIT’s”) investment objectives, risk, charges and expenses carefully before investing. This and other information is in the HIT’s prospectus, available at aflcio-hit.com or by calling 202.331.8055. The prospectus should be read carefully before investing.